UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2004

SCARAB SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

000-19949
(Commission File Number)

84-0503749
(IRS Employer Identification No.)

528-666 Burrard Street, Vancouver, BC V6C 2X8
(Address of principal executive offices and Zip Code)

604-639-3178
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 6. Resignations of Registrant's Directors

On June 30, 2004, the Company issued a press release announcing the resignation of Mr. Lou Hilford as a director and the appointment of John Carlson as a director. Mr. Hilford is resigning to pursue other opportunities. There were no disagreements between Mr. Hilford and the Company.

Item 7. Exhibits

(99) News Release dated June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCARAB SYSTEMS, INC.

/s/ Thomas Mills___________________________
Thomas Mills, Director

Date: June 30, 2004